SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

File No. 0-17973

☒ Filed by the Registrant	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

VCG HOLDING CORP.

(Name of Registrant As Specified in its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

N/A

4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

VCG Holding Corp.

390 Union Blvd, Suite 540,

Lakewood, CO 80228

(303) 934-2424

June     , 2005

Dear Shareholder:

It is my pleasure to invite you to VCG Holding Corp.’s 2005 Annual Meeting of Shareholders.

We will hold the meeting on Friday, July 29, 2005 at 10:00 a.m. local time at the VCG Holding Corp.’s offices located at 390 Union Blvd, Suite 540, Lakewood, CO 80228. In addition to the formal items of business, I will be available at the meeting to answer your questions. This booklet includes the Notice of Annual Meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting, and provides information about our company. We urge you to read this information carefully.

Please note that only shareholders of record at the close of business on June 8, 2005 may vote at the meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you still may do so.

We look forward to seeing you at the meeting.

Very truly yours,

VCG HOLDING CORP.

By:	/s/ Troy H. Lowrie
Chairman of the Board

VCG HOLDING CORP.

Notice of 2005 Annual Meeting of Shareholders

Date:	July 29, 2005
Time:	10:00 am.
Place:	VCG Holding Corp 390 Union Blvd, Suite 540 Lakewood, CO 80228

Dear Shareholders:

At our Annual Meeting we will ask you to:

1. Elect directors, each to serve until the next annual meeting of shareholders or his successor has been duly elected and qualified;

2. Ratify the appointment of Causey Demgen & Moore, Inc. as our independent certified public accountants;

3. Approve additional issuances of VCG Holding’s securities;

4. Approve the 2004 Stock Option and Appreciation Rights Plan; and,

5. Transact any other business that may properly be presented at the Annual Meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on June 8, 2005, you may vote at the Annual Meeting. A complete list of these shareholders will be open for the examination of any shareholder of record at our principal executive offices located at 390 Union Blvd, Suite 540, Lakewood, Colorado for proper purposes, during ordinary business hours, for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

/s/ Mary E. Bowles-Cook
Mary E. Bowles-Cook
Secretary

Lakewood, Colorado

June     , 2005

Proposal 3	ii

Proposal 4	v

Other Proposed Action	vii

Shareholder Proposal and Submissions	vii

Appendix A – Audit Committee Charter	A 1

Appendix B – Nominating Committee Charter	B 1

Appendix C – 2004 Stock Option and Appreciation Rights Plan	C 1

VCG Holding Corp.

Proxy Statement

June     , 2005

Annual Meeting of Shareholders

Information about the Annual Meeting and Voting

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of VCG Holding Corp., a Colorado corporation, is soliciting your proxy vote at the 2005 Annual Meeting of Shareholders (Annual Meeting). This proxy statement summarizes information on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

How many votes do I have?

We will be sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about July 1, 2005 to all shareholders who owned our common stock at the close of business on June 8, 2005 (Record Date). Shareholders who owned our common stock at the close of business on the Record Date are entitled to one (1) vote for each share of common stock they held on that date, in all matters properly brought before the Annual Meeting. On the Record Date, we had 8,476,559 shares of common stock issued and outstanding.

What proposals will be addressed at the Annual Meeting?

We will address the following proposals at the Annual Meeting:

1.	Election of directors, each to serve until the next annual meeting of shareholders or his successor has been duly elected and qualified;

2.	Ratification of the appointment of Causey Demgen & Moore, Inc. as our independent certified public accountants;

3.	Approval of additional issuances of VCG Holding’s securities;

4.	Approval of the 2004 Stock Option and Appreciation Rights Plan; and,

5.	Transaction of any other business that may properly be presented at the Annual Meeting or any adjournment thereof.

Why would the Annual Meeting be postponed?

The Annual Meeting will be postponed if a quorum is not present on the date of the Annual Meeting. One third (1/3) of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter. If a quorum is not present, the Annual Meeting may be postponed to a later date when a quorum is obtained.

For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

How do I vote in person?

If you plan to attend on the date of the Annual Meeting or at a later date if it is postponed, and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by our Board as follows:

•	“For” the election of directors;

•	“For” the ratification of Causey Demgen & Moore, Inc.;

•	“For” the approval of additional issuances of VCG Holding’s securities; and

•	“For” approval of the 2004 Stock Option and Appreciation Rights Plan.

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•	You may notify us in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

•	You may vote in person at the Annual Meeting.

Where are VCG Holding’s principal executive offices?

Our principal executive offices are located at 390 Union Blvd, Suite 540, Lakewood, CO 80228. Our telephone number is (303) 934-2424.

What Vote is Required to Approve Each Proposal?

Proposal 1: Election of Directors

A plurality of the eligible votes cast is required to elect director nominees. A nominee who received a plurality means he has received more votes than any other nominee for the same director’s seat. Shareholders are not permitted to use cumulative voting in the election of directors. In the event no other nominations are received, the Director Nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominee, or you indicate “withhold authority to vote” for the nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

Proposal 2: Ratification of the Independent Accountants

Proposal 2 will be approved if the votes cast favoring Proposal 2 exceed the votes cast against it at the Annual Meeting at which a quorum is present and voting, in person or by proxy.

Proposal 3: Approval of Additional Issuances of VCG Holding’s Securities

Proposal 3 must be approved by the affirmative vote of the holders of a majority of the votes at the Annual Meeting at which a quorum is present and voting, in person or by proxy.

Proposal 4: Approval of the 2004 Stock Option and Appreciation Rights Plan

Proposal 4 must be approved by the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting at which a quorum is present and voting, in person or by proxy.

Are there any dissenters’ rights of appraisal?

The Board has not proposed any action for which the laws of the State of Colorado, our Articles of Incorporation or By-laws provide a right of a shareholder to dissent and obtain payment for shares.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We estimate that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $5,000.

How can I obtain additional information regarding VCG Holding?

Copies of our Amended 2004 Annual Report on Form 10-KSB/A filed with the SEC on May 27, 2005 is being sent to all shareholders along with this proxy statement. The Amended Annual Report was filed to reflect certain restatements of our consolidated financial statements for the period ended December 31, 2004. The Amended Annual Report amended and restated only certain disclosures contained in the original Annual Report. The other statements in the original Annual Report have remained unchanged. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Amended Annual Report will be provided upon written request and payment of an appropriate processing fee. All written requests should be directed to: Donald W. Prosser, VCG Holding Corp., at 390 Union Blvd, Suite 540, Lakewood, CO 80228.

We are subject to the informational requirements of the Securities Exchange Act of 1934 (Exchange Act) which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including our company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

Information about VCG Holding Stock Ownership

Which shareholders own at least 5% of VCG Holding?

The common stock constitutes our only voting securities. The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be “beneficial owners” of more than 5% of the common stock. On the Record Date, there were 8,476,559 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	% of Common Stock Beneficially Owned
Troy H. Lowrie (2) 390 Union Blvd, Suite 540 Lakewood, CO 80228	5,195,379	61.29%

Lowrie Management, LLLP 1601 W. Evans, Suite 200 Denver, CO 80223 (3)	4,604,413	54.32%

(1)	Unless noted, all of such shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. As to each person or entity named as beneficial owners, such person’s or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the date hereof have been exercised or converted, as the case may be.

(2)	Includes (i) 4,604,413 shares beneficially owned by Lowrie Management, LLLP, by virtue of Mr. Lowrie’s ownership and control of Lowrie Management, LLLP, and (ii) 590,966 shares owned by Mr. Lowrie over which Mr. Lowrie has sole voting and dispositive power.

(3)	Includes 1,400,000 shares of common stock issued by VCG Holding to Lowrie Management, LLLP upon its July 1, 2003 election to convert the entire principal amount of a certain Convertible Promissory Note dated June 30, 2002 together with all accrued and unpaid interest thereon at the conversion rate of $1.00 per share.

How much stock is owned by directors and executive officers?

The following table shows, as of the Record Date, the common stock owned by each director and executive officer. As of the Record Date, all of the present directors, as a group of seven persons, own beneficially 5,529,379 shares (a beneficial ownership of 65.23%) and all of our present directors and executive officers, as a group of eight persons, own beneficially 5,539,079 shares (a beneficial ownership of 65.35%) of our common stock.

Address	Number Beneficially Owned(1)		Percent of Class
Troy H. Lowrie	5,195,379	(2)	61.29%

Micheal L. Ocello	174,000	(3)	2.05%

Mary E. Bowles-Cook	9,700		*

Donald W. Prosser	115,000		1.38%

Robert J. McGraw, Jr.	20,000		*

Rand E. Kruger	10,000		*

Allan S. Rubin	10,000		*

Edward Bearman	5,000		*

All Executive Officers and Directors (as a group of 8 persons)	5,539,079		65.35%

*	Indicates less than 1 percent.

(1)	Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares and, under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)	Includes (i) 4,604,413 shares beneficially owned by Lowrie Management, LLLP, by virtue of Mr. Lowrie’s ownership and control of Lowrie Management, LLLP, and (ii) 590,966 shares owned by Mr. Lowrie over which Mr. Lowrie has sole voting and dispositive power.

(3)	Includes 124,000 shares of common stock owned by LTD Investment Group, LLC, of which Mr. Ocello is the Managing Member.

Do any of the officers and directors have an interest in the matters to be acted upon?

All Director Nominees have an interest in the outcome of Proposal 1. Our officers and directors have an interest in the outcome of Proposal 4 as that Proposal concerns the adoption of 2004 Stock Option and Appreciation Rights Plan. (See Proposal 4 discussion for a more detailed description of the terms and provisions of the 2004 Stock Option and Appreciation Rights Plan). To the best of our knowledge, no directors or officers have an interest, direct or indirect, in any of the other matters to be acted upon.

Did directors, executive officers and greater-than-10% shareholders comply with Section 16(a) beneficial ownership reporting requirements in 2003?

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of equity securities of VCG Holding with the SEC. Officers, directors, and greater than ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to us pursuant to Rule 16a-3 under the Exchange Act during our most recent fiscal year, and Forms 5 with respect to our most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) were timely filed as necessary, by the executive officers, directors and security holders required to file same during the fiscal year ended December 31, 2004, with the following exceptions: Forms 3 for Messrs. Rubin, Bearman and Kruger due to administration difficulties have not been filed as of the date hereof. All such filings have been filed as of the date of this proxy statement. Form 4 for Mr. McGraw were inadvertently filed late.

Information about Directors and Executive Officers

Directors and Executive Officers

The following table sets forth certain information about our directors and executive officers presented as of December 31, 2004.

Name	Age	Position
Troy H. Lowrie	39	Chairman of the Board and Chief Executive Officer
Micheal L. Ocello	45	Director and President
Donald W. Prosser (6)	53	Director, Chief Financial and Accounting Officer and Treasurer
Mary E. Bowles-Cook	51	Secretary
Robert J. McGraw, Jr.(1),(3),(4)	50	Director
Rand E. Kruger (1),(2),(3),(4)	54	Director
Allan S. Rubin (1),(2),(3),(4)	38	Director
Edward Bearman (2),(4),(5)	39	Director

(1)	Member of the Audit Committee

(2)	Member of the Nominating Committee

(3)	Member of the Compensation Committee

(4)	Independent Director

(5)	Appointed to the Board on February 24, 2004

(6)	Declined to stand for re-election at the Annual Meeting for personal reasons

Our directors are elected to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Our officers serve at the pleasure of the Board until their resignation, termination or death. There are no family relationships among any of our executive officers or directors.

Provided below are descriptions of the backgrounds of our executive officers and directors and their principal occupations for the past five years:

Troy H. Lowrie has been Chairman of the Board of the Directors since April 2002 and Chief Executive Officer since November 2002. Mr. Lowrie has been President of Lowrie Investment Management Inc., the general partner of Lowrie Management, LLLP, a Colorado limited liability limited partnership, which owns and operates adult entertainment nightclubs, since 1996. Mr. Lowrie had been an owner and President of International Entertainment Consultants, Inc., a company engaged in the business of managing adult entertainment nightclubs (IEC), from 1982 to October 2003, when it was acquired by VCG Holding. Mr. Lowrie has served as president of two other publicly traded companies: from 1992 to 1996, Western Country Clubs, Inc., a public company specializing in large country western bars with live music; and from 1996 to 1998, New Millenium Media, Inc., a public company which sells rotating print advertising equipment and full movement video billboards. Mr. Lowrie has a M.A in Finance from the University of Denver (1988) and a B.A. in Business from Fort Lewis College (1986).

Micheal L. Ocello has been our director and President since April 2002. Mr. Ocello has been employed by IEC since 1982 and is currently President and National Director of

Operations. Mr. Ocello attended the United States Military Academy West Point from 1979 to 1981 and attended the University of Missouri, Kansas City from 1977 to 1978.

Donald W. Prosser, CPA has been our director and Chief Financial since November 2002 and treasurer since 2003. Mr. Prosser was an owner/operator of a nightclub in Denver, Colorado from 1994 to 1999, when that nightclub was sold to VCG Holding. Mr. Prosser has served as CFO and director of three other publicly traded companies: from 1997 to 1999, Chartwell International, Inc., a publisher of high school athletic information and recruiting services; from 1999 to 2000, Anything Internet Corporation, a computer equipment and internet services provider; and from 2001 to 2002, NetCommerce, Inc., an Internet services provider. Mr. Prosser has a M.A. in Taxation (1975) and a B.A. in Accounting and History from Western State College of Colorado (1973). Mr. Prosser declined to stand for re-election at the Annual Meeting for personal reasons.

Mary E. Bowles-Cook has been Secretary since April 2002. Ms. Bowles-Cook was office manager of Titello & Associates, Inc., a bookkeeping firm in Denver, Colorado, from 1985 to September 2002. She has B.A. in Business Administration and Management from Regis University (1999) and an Associate Degree in Business Administration from Arapahoe Community College (1996).

Robert J. McGraw, Jr., CPA has been a director of VCG since November 2002. A certified public accountant since 1982, Mr. McGraw is president of McGraw and McGraw CPA PC of Westminster, Colorado, a firm which specializes in accounting and bookkeeping for restaurants, lounges and small businesses. Mr. McGraw has a B.A. in accounting from Western State College of Colorado (1977). Mr. McGraw is currently licensed in the state of Colorado and is a member of the American Institute of Certified Public Accountants and Colorado Society of Certified Public Accountants.

Rand E. Kruger has been a director of VCG since November 2002. Mr. Kruger is a founding and managing partner of the law firm of Kruger, Schwartz & Morreau in Louisville, Kentucky, established in 1989. His primary areas of practice include commercial real estate and business transactions. Mr. Kruger has a B.A. in Public Affairs from George Washington University (1972) and a Juris Doctor degree from University of Louisville (1975).

Allan S. Rubin has been a director of VCG since November 2002. Mr. Rubin’s practice is primarily devoted to the representation of matters involving free speech, constitutional law, and complex corporate litigation, both civil and criminal. Mr. Rubin has a B.A. in Criminal Justice from Michigan State University (1988) and a Juris Doctor degree from the Thomas M. Cooley Law School in Lansing, Michigan (1990, cum laude).

Edward M. Bearman has been a director of VCG since February 2004. Mr. Bearman has been practicing law since 1997: Since August 2003, in his own private law practice, and from 1997 to August 2003, at the law offices of Bearman & Bearman. Mr. Bearman has a B.A. in English from the University of Colorado (1986) and a Juris Doctor degree from the University of Denver School of Law (1990). Mr. Bearman filed for Chapter 7 personal bankruptcy in June 2002 which was discharged in December 2002.

There are no material proceedings to which any director, executive officer or affiliate of the company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company or any associate of any such director, officer, affiliate or security holder is a party adverse to the company or has a material interest adverse to the Company or any of its subsidiaries.

To the best of our knowledge, no director, executive officer or affiliate of VCG Holding, owner of record or beneficially of more than five percent of any class of our voting securities has, to our knowledge, during the last five years: (1) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors); or (2) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, U.S. federal or state securities laws or finding any violations with respect to such laws.

The Board of Directors

Our Board oversees the business affairs of the company and monitors the performance of our management. The Board held six meetings during the fiscal year ended December 31, 2004. During the 2004 fiscal year, all Board members attended 75% or more of the Board meetings. The Board of Directors has designated three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. Currently, the Board consists of seven members, including Troy H. Lowrie (Chairman), Micheal L. Ocello, Donald W. Prosser, Robert J. McGraw, Jr., Rand E. Kruger, Allan S. Rubin and Edward Bearman.

Audit Committee. The Audit Committee’s primary responsibilities are to monitor our financial reporting process and internal control system, to monitor the audit processes of our independent auditors, and internal financial management; and to provide an open avenue of communication among our independent auditors, financial and senior management and the Board. The Audit Committee reviews its charter annually and updates it as appropriate. A copy of the current Audit Committee Charter is attached as Appendix A to this proxy statement. The Committee met four times during the fiscal year 2004. The Audit Committee consists of the following independent directors: Robert J. McGraw, Jr. (Chairman), Rand E. Kruger and Allan S. Rubin.

Audit Committee Financial Expert. The Board has determined that Mr. McGraw is an audit committee financial expert as defined by Item 401(h) of Regulation S-B under the Securities Act and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Compensation Committee. The Compensation Committee was established on May 13, 2003. It administers our incentive plans, sets policies that govern executives’ annual compensation and long-term incentives, and reviews management performance, compensation, development and succession. The Compensation Committee met two times during the fiscal year 2004 to review, among other things, compensation for the officers, the directors and compensation for the loans to and from our Chairman, Troy H. Lowrie. The Compensation

Committee consists of the following independent directors: Robert J. McGraw, Jr. (Chairman), Rand E. Kruger and Allan Rubin.

Nominating Committee. The Nominating Committee was also established on May 13, 2003. It identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Committee annually assesses and reports to the Board on Board and Board Committee performance and effectiveness; reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees; and annually reviews and reports to the Board on director compensation and benefits matters. The Nominating Committee met one times during the fiscal year 2004. Its membership consists of the following independent directors: Rand E. Kruger (Chairman), Allan S. Rubin and Edward Bearman. A copy of the Nominating Committee Charter is attached as Appendix B to this proxy statement.

Code of Ethics

We have adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-B of the Securities Act of 1933. The Code applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

The Code of Ethics is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the ethics code to an appropriate person or persons identified in the code; and

•	Accountability for adherence to the Code of Ethics.

We undertake to provide a copy of the Code to any person, at no charge, upon a written request. All written requests should be directed to: Mary E. Bowles-Cook, VCG Holding Corp., Secretary, at 390 Union Blvd, Suite 540, Lakewood, CO 80228.

Nominees to the Board of Directors

Messrs. Lowrie, Ocello, McGraw, Jr., Kruger, Rubin and Bearman are the nominees for re-election to the Board. On June 9, 2005, Mr. Prosser, a Board member and our Chief Financial Officer, declined to stand for re-election at the Annual Meeting for personal reasons. Mr. Prosser will remain an executive officer and consultant to the Board of our company.

In addition to the foregoing Director Nominees, our Nominating Committee identified and recommended for our Board to approve the candidacy of Martin A. Grusin as a new Board member. Mr. Grusin’s candidacy was recommended by Messrs. Bearman (a non-management director) and Ocello (President and a Board member). Our Board has determined that Mr. Grusin meets “independence” requirements as set forth in the American Stock Exchange Company Guide. Further, there is no arrangement or understanding between Mr. Grusin and any other persons pursuant to which he would stand for election at the Annual Meeting. Further, there are no transactions involving VCG Holding and Mr. Grusin which transaction would be reportable pursuant to Item 404(a) of Regulation S-B under the Securities Act of 1933.

Mr. Grusin is the principal in the Law Office of Martin A. Grusin, P.C. He also serves as Managing Director of Stern Cardiovascular Center, P.A., a regional cardiology medical practice and research corporation. For 24 years prior to his present employment, Mr. Grusin has been a principal in the law firm of Johnson, Grusin, Kee & Surprise, P.C. Mr. Grusin specializes in tax planning for individuals and corporations, real estate, estate planning and banking. He is a member of the Memphis Bar Association, Tennessee Bar Association and the Tax Committee of the American Bar Association. Mr. Grusin has a B.A. degree from the University of Memphis, a Juris Doctor degree from Memphis State University (1972) and an L.L.M. degree from the University of Miami School of Law (1973).

Having reviewed Mr. Grusin background, qualifications and other related information, our Board approved and recommended his candidacy for election at the Annual Meeting. If elected at the Annual Meeting, in addition to his Board membership, Mr. Grusin may also serve on the Audit and other standing committees of the Board, as will be determined by the Board.

In the event the Director Nominees are elected at the Annual Meeting, their respective terms of office will expire at our next annual meeting of shareholders or until their successors are elected and qualify.

Our Nominating Committee identifies new director candidates through recommendations from members of the Committee, our Board members and executive officers and will consider candidates who are recommended by security holders, as described below. The Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Security holders who want to recommend to the Committee a candidate for director may do so by submitting to our Secretary in writing biographical information about the candidate, a description of the candidate’s qualifications and the candidate’s consent to the recommendation. If the candidate is to be considered for nomination at the next Annual Meeting of stockholders, the submission must be received by the date and in accordance with the procedures described under “Shareholder Proposals and Submissions.”

The Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of our Board and our executive officers, and personal discussions with the candidate when warranted by the results of these other assessments. The Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Shareholder Communications

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our bylaws and the following procedures established by the Nominating Committee. We will consider all director candidates recommended to the Nominating Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board. To make a nomination for director at an annual meeting, a written nomination solicitation notice must be received by the Nominating Committee at our principal executive office not less than 120 days before the one year anniversary date of our proxy statement being mailed to shareholders in connection with our previous annual meeting, or such other deadline that may be announced by the Board. The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or this Committee:

•	the name and address, as they appear on our books, of the shareholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

•	a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•	a complete biography of the nominee, including full employment history, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

•	the disclosure of all special interests and all political and organizational affiliations of the nominees;

•	a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;

•	a description of all arrangements or understandings between or among any of the shareholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice;

•	such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC should the nominee be nominated by our Board; and

•	the signed consent of each nominee to serve as a director if so elected.

In considering director candidates, this Committee will consider such factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent shareholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complementary to the skills and experience of the other members of the Board.

Communicating With the Board

Our Board desires to foster open communications with its shareholders regarding issues of a legitimate business purpose affecting our company. Each Board member is willing to accept correspondence. Communications from shareholders should be in the form of written correspondence and sent via registered mail or overnight delivery to our corporate office, care of the Secretary. Electronic submissions of stockholder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the stockholder’s stock or other holdings in our company. The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the SEC, to the appropriate Board member. Any stockholder correspondence addressed generically to the Board will be forwarded to the Chairman of the Board.

Audit Committee Report

The Audit Committee has furnished the following report. The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

The following paragraphs constitute the report of the Audit Committee for the fiscal year ended December 31, 2003. In accordance with SEC rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by us with the SEC that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report.

Subsequent to the close of the 2004 fiscal year, the Audit Committee performed the following functions:

•	reviewed and discussed our audited financial statements with management;

•

discussed with our independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). SAS 61 requires independent accountants to communicate certain matters related to the scope and conduct of an audit, including the adequacy of staffing and compensation, to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee. Among the matters to be communicated to the Audit Committee are: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (iv) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements in addition to discussing the adequacy and effectiveness of the accounting and financial controls (including our system to monitor and manage business risk) and legal and ethical compliance programs;

•	received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed the independent accountant’s independence from our management and from us; and

•	based on the review and discussions above with our management and the independent accountants concerning the quality of accounting principles, reasonableness of significant judgments, clarity of disclosures in the financial statements, results of the annual audit and other matters to be communicated to the Audit Committee by the independent accountants under generally accepted auditing standards, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-KSB for the most recent fiscal year for filing with the Securities and Exchange Commission.

Reported on by the Audit Committee:

Robert J. McGraw, Jr.

Rand E. Kruger

Allan S. Rubin.

Audit Committee pre-approval of audit and non-audit services

Our Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent auditor. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent auditor. Such policies and procedures provide that management and the independent auditor shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the Annual Plan for each fiscal year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services on a case-by-case basis. Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service. The policies and procedures require management and the independent auditor to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled quarterly meeting.

Compensation of Executive Officers and Directors

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2004, 2003 and 2002, paid or accrued by us to or on behalf of those persons who were, during the fiscal year ended December 31, 2004, our Chief Executive Officer and our most highly compensated executive officers serving as such as of December 31, 2004 whose compensation was in excess of $100,000 (Named Executive Officer).

Summary Compensation Table

	Annual Compensation						Long Term Compensation
Name and Principal Position	Year (1)	Salary($)		Bonus($) (2)		Other Compensation ($)	Restricted Stock Award(s)	Securities Underlying Options/ SARs(#)(3)	LTIP Payouts	All Other Compensation ($)
Troy H. Lowrie, CEO (4)	2004 2003 2002		$-0- -0- 142,500		-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Micheal L. Ocello, President (5)	2004 2003 2002	$ $ $	165,600 138,400 132,300	$ $ $	1,500 1,200 1,200	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Donald W. Prosser, CFO and Treasurer (6)	2004 2003 2002	$ $ $	111,250 100,000 37,500	$ $ $	800 700 700	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Mary Bowles-Cook, Secretary	2004 2003 2002	$ $ $	59,106 56,387 14,773	$ $ $	1,250 1,250 1,200	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-

(1)	We commenced operations in April 2002 and therefore did not pay a full year compensation to any Named Executive Officers during the year ended December 31, 2002.

(2)	Unless otherwise indicated, bonuses shown were paid in the fiscal year following the year in which services were provided.

(3)	Indicates number of shares of common stock underlying options.

(4)	Mr. Lowrie received no cash compensation to serve as CEO in 2004 and 2003. Mr. Lowrie received compensation of $142,500 from IEC in 2002. We currently do not have an employment contract with Mr. Lowrie. His compensation is determined by compensation committee on an annual basis.

(5)

Includes compensation paid by IEC to Unique Entertainment Consultants, Inc., an entity controlled by Mr. Ocello, in the amounts of $141,600, $114,400 and $120,300 in 2004, 2003 and 2002, respectively, for

Mr. Ocello’s services relating to all clubs under IEC’s management. Beginning in January 2005, Mr. Ocello is compensated as our employee, not a consultant.

(6)	Includes compensation paid by IEC to Mr. Prosser’s accounting firm in the amounts of $36,250, $25,000 and $25,000 in 2004, 2003 and 2002, respectively. Beginning in January 2005, Mr. Prosser is compensated as our employee, not a consultant.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth, as of December 31, 2004, information with respect to equity compensation plans (including individual compensation arrangements) under which our securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted- average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	-0-	-0-	480,000	(1)
Equity compensation plans not approved by security holders	-0-	-0-	129,043	(2)

	-0-	-0-	609,043

(1)	We adopted a 2002 Stock Option and Stock Bonus Plan which was approved by shareholders on July 22, 2002 and reserved 700,000 shares of Common Stock. Shares of common stock may be issued either: (i) upon the exercise of stock options granted under the Plan; or (ii) as stock bonuses granted under the Plan. Pursuant to Section 6(i) of the Plan, if there is any change in the number of shares of common stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of common stock available for options and the number of such shares covered by outstanding options, and the exercise price per share of the outstanding options, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of common stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(2)	We adopted a 2003 Stock Option and Stock Bonus Plan and reserved 250,000 shares of common stock for issuance under the Plan. These shares have been registered under the 1933

Act pursuant to a Form S-8 registration statement. The 250,000 shares of common stock reserved for issuance under the Plan.

Compensation of Directors

Each director receives 5,000 shares of common stock per year as compensation for his Board and committee services. The chairman of the Audit Committee received 3,000 additional shares to serve in such capacity. Board members are reimbursed for all reasonable expenses related to their attending the Board or Committee meetings. We currently do not pay cash compensation to our directors. In addition, Ms. Bowles-Cook received 2,000 shares of our common stock for the services rendered in the fiscal 2004.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We currently do not have any employment contracts or termination of employment and change-in-control arrangements between us and the Named Executive Officers.

Consulting and Other Agreements

Dahl Agreement. On December 15, 2002, we entered into a certain consulting agreement with Regis Dahl whereby Mr. Dahl is retained to help us with financing, investor relations and other corporate matters. As consideration for the services provided to the company pursuant to a certain Option Agreement dated as of December 15, 2002, we agreed to issue Mr. Dahl options to purchase 100,000 common stock shares, exercisable at $3.00 per share which options expire December 15, 2007.

Westminster Agreement. On September 21, 2004, we entered into a certain Capital Markets Services Engagement Agreement with Westminster Securities Corporation to provide, on an exclusive basis, the Company with various capital markets and financing services as well as to assist us with financial advisory, consulting, placement agent other related matters and transactions. This agreement expires on September 20, 2006 and could be extended by mutual agreement of the parties. Under the terms of this two year exclusive engagement, we agreed, as compensation for capital market services, to (i) make certain periodic cash payments beginning from the execution of the Agreement to July 16, 2006, a total amount of which cash payments not to exceed $225,000 (to date $162,500 has been paid), (ii) issue Westminster warrants to purchase 200,000 shares of our common stock, exercisable for a period of five years at an exercise price of $2.88 per share, and (iii) pay certain additional mutually agreed upon fees for any and all services performed by Westminster. The Warrants will contain other customary terms and provisions, including but not limited to, demand and piggyback registration rights, anti-dilution and a cashless exercise price.

In connection with the November 2004 private placement, in which placement Westminster acted as an exclusive placement agent, we paid Westminster a commission equal to 12% of the dollar value of the aggregate number of securities sold in the private placement (which is equal to $150,000), and issued 5-year placement agent’s warrants to individuals affiliated with Westminster to purchase a number of shares of our common stock equal, in the aggregate, to 12% of common stock shares underlying the notes and warrants sold in the private placement, with an exercise price of $2.00 per share. Also, we issued 5-year financial advisor’s warrants to individuals in the private placement to purchase an aggregate amount of 200,000 shares of our common stock, with an exercise price of $2.50 per share. In addition to the right of exercise, the holders of financial advisor’s and placement agent’s warrants have the right to make a cashless exercise of their respective warrants into shares of our common stock as provided in the warrant agreement.

Stock Option Plans

At December 31, 2004, we had (i) 2002 Stock Option and Bonus Plan and (ii) 2003 Stock Option and Stock Bonus Plan. The 2002 Plan was adopted by the Board as of April 23, 2002 and by our shareholders on July 22, 2002; the 2003 Plan was adopted by the Board on June 23, 2003, and by our shareholders on June 23, 2003.

The 2002 Plan authorizes issuance of up to 700,000 shares of common stock; the 2003 Plan authorizes issuance of up to 250,000 shares of common stock. The material terms and provisions of each plan are similar and are as follows:

•	Under both plans, we may grant to our designated employees, officers, directors, advisors and independent contractors incentive stock options, nonqualified stock options and stock. By encouraging stock ownership, we seek to motivate plan participants by allowing them an opportunity to benefit from any increased value of our company which their individual effort, initiative, and skill help produce. If options granted under either plan expire or are terminated for any reason without being exercised, or bonus shares are forfeited, the shares underlying such option and/or bonus shares will become available again for issuance under the respective plan.

•	The compensation committee and/or the Board determines which individuals will receive grants, the type, size and terms of the grants, the time when the grants are made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, and the total number of shares of common stock available for grants. Grants may be made to employees, officers, directors and consultants of the Company and its subsidiaries, including any non-employee member of the Board of Directors. Incentive stock options may be granted only to employees of the Company. Nonqualified stock options may be granted to employees, officers, directors and consultants. The exercise price of an option will be determined by the compensation committee and may be equal to, greater than, or less than the fair market value of a share of common stock at the time of grant; provided that:

(i)	the exercise price of an incentive stock option must be equal to or greater than the fair market value of a share of common stock on the date of grant;

(ii)	the exercise price of an incentive stock option granted to an employee who owns more than 10% of the issued and outstanding common stock must not be less than 110% of the fair market value of the underlying shares of common stock on the date of grant; and

(iii)	the exercise price of a non-qualified stock option must be at a price not less than 85% of the fair market value of the underlying shares of common stock on the date of grant.

•	The compensation committee determines the term of each option, which may not exceed ten years from the date of grant, except that the term of an incentive stock option granted to an employee who owns more than 10% of the issued and outstanding common stock may not exceed five years from the date of grant. The compensation committee may accelerate or extend the exercisability of any or all outstanding options at any time for any reason.

The compensation committee determines the number of shares of stock granted to a participant and may subject any grant to performance requirements, vesting provisions, transfer restrictions and other restrictions and conditions as the compensation committee may determine in its sole discretion. If a participant ceases to be an employee, officer, director or consultant, other than because of retirement, death or disability, the participant will forfeit any stock options or stock rights that are not yet vested, and any stock for which the restrictions are still applicable.

As of December 31, 2004, there were no options outstanding under 2002 Plan or 2003 Plan.

Certain Relationships and Related Transactions

Board Policies

All material related party transactions after July 2002 have been ratified by the independent directors of our Board. The independent directors will review future material related party transactions for fairness and have access, at our expense, to our legal counsel or to independent legal counsel.

Prior to acquiring any properties owned by or affiliated with management, an appraisal or valuation must be conducted by an independent third party and a majority of the independent directors are required to approve any such transaction. In addition, management is required to present to the company all property acquisition opportunities of which management is or becomes aware and we have the right of first refusal with respect to any such opportunity.

Lowrie Management LLLP has made an agreement that we have a “First Right of Refusal” to any nightclub property proposed for acquisition or disposition by Lowrie Management LLLP.

Conversions of Indebtedness into Equity

In June 2002, Lowrie Management LLLP, a Colorado Limited Liability Partnership, loaned VCG Holding $1,400,000 under a promissory note at 9% interest maturing July 2007. The note provided that the loan could be converted into our common stock at $1.00 per share after June 30, 2003. On July 1, 2003, the outstanding balance of $1,400,000 was converted into 1,400,000 shares of common stock. Lowrie Management LLLP is controlled by Mr. Troy H. Lowrie, our Chairman of the Board and Chief Executive Officer.

During 2004, we borrowed $3,450,000 from several unrelated parties and $300,000 to a related party by issuing 7.5% per annum convertible promissory notes convertible into Series A Preferred Stock. These notes were personally guaranteed by Mr. Lowrie and were converted into the aggregate number of 375,000 shares of Series A Preferred Stock on September 30, 2004. Upon conversion of the notes, the personal guarantee was removed.

On May 23, 2003, we obtained a line of credit with an unrelated third party for $700,000 with an annual interest rate of 6.5%, and issued 23,333 shares of our restricted common stock. The line of credit has been personally guaranteed by Mr. Lowrie. The balance of the line of credit of $500,000 was converted into 50,000 shares of Series A Preferred Stock on September 24, 2004. The note was cancelled and Mr. Lowrie’s guarantee was removed.

Acquisitions

In October, 2003, we purchased 100% of the outstanding common stock of International Entertainment Consultants, Inc. (IEC) from Mr. Lowrie in consideration for the issuance of 4,769 shares of common stock, valued at $14,307, or $3.00 per share. Prior to the acquisition, IEC had provided management services to our clubs. IEC manages all nightclubs that we own and all other nightclubs owned or controlled by Mr. Lowrie. All nightclubs managed by IEC, pay their proportionate share of IEC’s general operating and administrative expenses.

In May 2003, Lowrie Management LLLP loaned VCG Holding $525,000 at as an advance and, in turn, the Company loaned Mr. Lowrie $1,300,000 at 6.5% due on June 30, 2004 to facilitate the purchase of the Centerfolds nightclub in Denver, Colorado. On June 30, 2004, we acquired the club at Mr. Lowrie’s original cost and cancelled the Note.

On June 30, 2004, we acquired the controlling interest in an nightclub known as Penthouse Denver, Glendale, Colorado. Specifically, we purchased the 1% general partnership interest for 200,000 shares of our restricted common stock and 89.5% limited partnership interest from for $4,000,000 from two entities that are owned/controlled by Mr. Lowrie. Mr. Micheal Ocello, our President, was and continues to be a 5% limited partner in the nightclub. Our Board determined that Mr. Ocello’s ownership did not constitute a conflict of interests.

Personal Guarantees

Troy H. Lowrie has provided personal guarantees in the following transactions:

As part of the purchase of a nightclub in Illinois on May 1, 2002, we acquired a 5-year lease on the 9,000 square foot building and land on which the club is located for base rent of $900,000, which is to be paid in monthly installments of $15,000. Mr. Lowrie has personally guaranteed the lease.

In July 2003, we refinanced the properties on which the Indianapolis and Memphis Clubs are located. The $1,440,000 mortgage on the Indianapolis property and a $872,000 mortgage on the Memphis property have a 10 year amortization with a 6% per annum interest rate secured by the property and the personal guarantee of Mr. Lowrie.

In March 2003, we entered into a Line of Credit and Security Agreement with a unrelated third party whereby we obtained a $1,200,000 short-term credit facility which expires in June 2005; bears interest at 6.5% per annum, and 80,000 shares of restricted stock were issued. Mr. Lowrie has personally guaranteed the line of credit and the creditor has a life insurance policy of $1,200,000 on Mr. Lowrie’s life.

On July 3, 2003, we entered into a Line of Credit and Security Agreement with an unrelated third party whereby we obtained a $225,000 short-term credit facility. In connection with the Line of Credit, we issued the lender 7,500 shares of our common stock. The Line of Credit had been personally guaranteed by Mr. Lowrie and was paid in full in June 2004.

As a part of the purchase of a nightclub in Denver, Colorado in October 2004, we entered into the following transactions that required the personal guarantee of Mr. Lowrie:

(i) A 30 day promissory note from in the amount of $1,000,000 payable to an unrelated third party. The terms of the note were $10,000 interest plus a loan fee of 20,000 shares. This note was paid in full on October 31, 2004.

(ii) A seven-year 7.065% promissory note in the amount of $1,000,000 payable to Amfirst National Bank. The Note is secured by the equipment and fixtures of the acquired nightclub and is due October 2011.

In December 2004, we refinanced a secured promissory note on equipment with Community Banks of Colorado in the amount of $890,000 at 6.5 % interest. The note is due in December 2013. Mr. Lowrie and Lowrie Management has collateralized and guaranteed this note.

Preferred Stock

Related parties and family members of Mr. Lowrie purchased 80,000 shares of our Series A Preferred Stock at $10.00 per share. Theses parties received $26,500 in dividend payments during 2004.

Trademarks

The PT’s® name and logo are trademarks registered with the United States Patent and Trademark Office. We have been granted a license to use the trademarks by Lowrie Management. There is currently no fee for the license. Any future fee will be reviewed for fairness by, and be subject to the approval of, a majority of independent directors. In addition the Diamond Cabaret has been registered with the United States Patent and Trademark Office by Lowrie Management LLLP and no fee is being charged for the use of the name.

Other Matters

The Penthouse Club located in Denver, Colorado is leased from Lowrie Management LLLP. The annual rent paid is $150,000 and the lease expires July 2015 and the lease has three five year options to extend that expire July, 2030.

Independent Public Accountants

Causey Demgen & Moore, Inc. (CDM) audited our financial statements for fiscal 2004. In addition, Ronald R. Chadwick PC CPA performed acquisition audit work and valuation work in connection with certain acquisitions in 2004. The following tables presents fees for professional audit services rendered by CDM for the fiscal years 2003 and 2004:

Causey Demgen & Moore, Inc.

	2003	2004
Audit	$41,955	$92,636
Audit-Related	1,870	7,460
Tax	0	0
All Other	0	0

Total:	$43,825	$100,096

Ronald R. Chadwick PC CPA

	2003	2004
Audit	$0	$6,350
Audit-Related	0	3,700
Tax	0	0
All Other	0	4,525

Total:	$0	$14,575

Audit Fees

Audit fees were for professional services rendered for the audit of our annual financial statements for fiscal 2004 and fiscal 2003, the review of the financial statements included in our quarterly reports on Form 10-Q for fiscal 2004 and fiscal 2003 and services in connection with our statutory and regulatory filings for fiscal 2004 and fiscal 2003.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

There were no tax fees during fiscal 2004 and 2003 since VCG Holding’s income tax returns and related matters are prepared handled internally.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

As set forth in its charter, our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent auditor. All services performed by CDM and Chadwick P.C., CPA were pre-approved by our Audit Committee. Having considered whether the provision of the auditors’ services other than for the annual audit and quarterly reviews is compatible with its independence, the Audit Committee has concluded that it is.

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. All requests for services to be provided by the independent auditor, which must include a description of the services to be rendered and the amount of corresponding fees, are submitted to the Chief Financial Officer. The Chief Financial Officer authorizes services that have been pre-approved by the Audit Committee. If there is any question as to whether a proposed service fits within a pre-approved service, the Audit Committee chair is consulted for a determination. The Chief Financial Officer submits requests or applications to provide services that have not been pre-approved by the Audit Committee, which must include an affirmation by the Chief Financial Officer and the independent auditor that the request or application is consistent with the SEC’s rules on auditor independence, to the Audit Committee (or its chair or any of its other members pursuant to delegated authority) for approval.

Proposal 1

To Elect Directors, Each to Serve Until the Next Annual Meeting of Shareholders or His

Successor Has Been Duly Elected and Qualified

Our Board has concluded that the election of Messrs. Lowrie, Ocello, McGraw, Jr., Kruger, Rubin, Grusin and Bearman (Director Nominees) to the Board is in our best interests and recommends approval of their election. Biographical information concerning the Director Nominees can be found under “Information about Directors and Executive Officers.”

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the Director Nominees. Each Director Nominee consented to being named in this proxy statement and to serve his term if elected. Although the Board does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of any other person the Board may choose as a substitute nominee.

Vote Required and Board Recommendation

Each of the Director Nominees must receive a plurality of the eligible votes cast in order to be elected. A nominee who received a plurality means he has received more votes than any other nominee for the same director’s seat. Shareholders are not permitted to use cumulative voting in the election of directors. In the event no other nominations are received, the Director Nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominee, or you indicate “withhold authority to vote” for the nominee on your proxy card, your vote will not count either “for” or “against” the nominee. The Board unanimously recommends a vote FOR the election of the Director Nominees.

Proposal 2

To Ratify Appointment of Causey Demgen & Moore, Inc. as Our Independent

Certified Public Accountants

Our Audit Committee has concluded that the engagement of Causey Demgen & Moore, Inc. (CDM) as our independent certified public accountants is in the best interests of our company and its shareholders. CDM will audit and report on our consolidated statements of financial condition as of December 31, 2004 and the consolidated statement of operations, changes in shareholders’ equity and cash flows for the same fiscal period. CDM will also perform a review of unaudited condensed quarterly financial statements to be included in our quarterly reports on Form 10-QSB.

The Audit Committee, prior to recommending the appointment of CDM, considered the qualifications of that firm, including its reputation for integrity, competence in the fields of accounting and auditing and its independence. We have been informed that neither CDM nor any of its partners have any direct financial interest or any material indirect financial interest in the company, nor have had any connection during the past three years with our company in the capacity of promoter, underwriter, voting trustee, officer, director or employee. For information relating to the departure of the prior accountants, engagement of CDM and audit fees and other

i

related information, please refer to “Principal Accountant Fees and Services” discussion in this proxy statement.

Our shareholders are being asked to consider and ratify this appointment. CDM representative(s) is expected to be present at the Annual Meeting to make a statement if so desired and to respond to any appropriate questions.

Vote Required and Board Recommendation

Proposal 2 will be approved if the votes cast favoring Proposal 2 exceed the votes cast against it at the Annual Meeting at which a quorum is present and voting, in person or by proxy. Our Board unanimously recommends a vote FOR the ratification of this Proposal 2.

Proposal 3

To Approve Additional Issuances of VCG Holding’s Securities

We seek shareholder approval in connection with additional issuances of our securities relating to certain transactions that took place in the fiscal year 2004 and the first quarter of 2005. We are required to obtain shareholder approval prior to the additional issuances under the American Stock Exchange (AMEX) Company Guide. These transactions and applicable AMEX rules and regulations are discussed in detail below.

November 2004 Private Placement

On November 9, 2004, we sold $1,250,000 of 12% convertible subordinated notes in a private placement transaction. The notes, which were issued by our wholly owned subsidiary, Glenarm Restaurant LLC (Glenarm), have a term of two years and are convertible into shares of our common stock at a conversion price of $2.00 per share at the option of the noteholders. In addition, for every $10,000 principal amount of the notes purchased, an investor in the private placement received a 5-year warrant to purchase up to 1,250 common stock shares at an exercise price of $3.00 per share and a warrant to purchase up to 1,250 common stock shares at an exercise price of $4.00 per share. We also agreed to use its reasonable best efforts to prepare and file within 30 days of the final closing in the private placement a registration statement to permit resale of all of our securities sold in the private placement. Some purchasers obtained the right to purchase an additional $1,500,000 of the notes and warrants at the conversion price equal to $3.51 per share, and additional five year warrants exercisable at $3.86 and $4.21.

Also, as an additional consideration to the investors in the private placement, upon the purchase of our securities, Glenarm has granted a perfected priority security interest in all of its assets, including goods and equipment, to the investors in the private placement pursuant to a certain security agreement with such investors. We absolutely and unconditionally guaranteed Glenarm’s payment obligations under the Notes pursuant to a parent guarantee agreement with such investors. In addition, Troy H. Lowrie, our Chairman and the beneficial holder of approximately 62% of our securities, irrevocably agreed to vote all shares of voting securities over which he has voting control in favor of any resolution presented to our shareholders to approve the issuance, in the aggregate of more than 19.999% of the number of shares of our common stock outstanding on the date of closing of the private placement transaction as required under the AMEX rules and regulations.

Westminster Securities Corporation acted as an exclusive placement agent in the private placement. We paid Westminster a commission equal to twelve percent (12%) of the dollar value of the aggregate number of securities sold in the private placement (which is equal to $150,000), and issued 5-year placement agent’s warrants to individuals affiliated with Westminster to purchase a number of shares of our common stock equal, in the aggregate, to twelve percent (12%) of common stock shares underlying the notes and warrants sold in the private placement, with an exercise price of $2.00 per share. Also, we issued 5-year financial advisor’s warrants to individuals in the private placement to purchase an aggregate amount of 200,000 shares of our common stock, with an exercise price of $2.88 per share. In addition to the right of exercise, the holders of financial advisor’s and placement agent’s warrants have the right to make a cashless exercise of their respective warrants into shares of our common stock as provided in the warrant agreement.

Convertible subordinated notes and warrants

The material terms and provisions of the notes are as follows:

•	notes are subordinated to existing senior debt in the amount of $1,000,000 to a financial institution

•	interest is 12% annually and will be payable monthly, in arrears or, in some cases, principal and interest are payable monthly;

•	unpaid principal is due and payable 2 years from the date of the final closing in the private placement;

•	we may prepay the note at anytime after registration of the shares sold in the private placement at an amount equal to 108% of the outstanding principal of the note;

•	the noteholder may elect to convert the note into shares of common stock at a conversion price of $2.00 per share at any time, including without limitation, after the holder receives notice from us of our intent to prepay the note;

•	some purchasers obtained the right to purchase an additional $1,500,000 of the convertible notes with a conversion price equal of $3.51 per share and additional five year warrants exercisable at $3.86 and $4.21

•	in the event of default, including default in payment, performance or breach of any covenant on the notes or bankruptcy, the noteholder may accelerate the payments on the note and declare them due and payable immediately.

The material terms and provisions of warrants are as follows:

•	warrants have a term of five years beginning as of the date of the issue; and

•	156,250 of the warrants are exercisable at $3.00 per share, and 156,250 of the warrants are exercisable at $4.00 per share.

2004 Preferred Stock Sales

We have authorized 1,000,000 shares of the Series A Preferred Stock. From January through March 2004, we issued $3,750,000 of convertible promissory notes to certain accredited investors. The notes bear interest at 7 1/2 % per annum, are due September 30, 2004 and are convertible into Series A Preferred Stock at a conversion rate of $10.00 per share. As of March 31, 2005, we issued 942,000 shares of Series A Preferred Stock at $10.00 per share to 44 shareholders. The Series A Preferred Stock is callable after September 24, 2005. It is convertible after the call at the option of the shareholder only if the shares are trading above $5.34 per share at the time of the conversion. At any time after September 24, 2005 the shareholders with 90 days notice can put the shares back to the company at $10.00 per share. Our Board has authorized the payment of an 18% cash dividend to be paid monthly to the shareholders of record on the 24th of each month. We paid $323,460 to the Series A Preferred shareholders for the year ended December 31, 2004. During the first quarter we sold 54,000 shares of the Series A Preferred Stock and proceeds used for working capital.

The Preferred Stock is non-voting and dividends are payable at our discretion solely from the company’s net income, if any. In addition, the Preferred Stock is:

•	redeemable at $10.00 per share by us at the option of the holders upon ninety (90) days written notice any time after 1 year,

•	redeemable by us immediately upon written notice to the holders at $10.00 per share, and

•	convertible at the option of the holders to shares of our restricted common stock based on 75% of market price of our common stock on the date of conversion.

AMEX Approval Requirements

The Board seeks shareholder approval of the proposal shares issuance in compliance with the AMEX corporate governance requirements. Specifically, AMEX requires shareholder approval of a transaction involving the issuance of the AMEX listed company’s common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock as required under Section 713 of the AMEX Company Guide. As referenced above, some purchasers obtained the right to purchase an additional $1,500,000 of the convertible notes at a conversion price of $3.51 per share and additional 5 year warrants exercisable at $3.86 and $4.21. We have determined that our stock issuances in connection with the November 2004 private placement, would, when combined with the potential issuances to the additional right holders, result in the issuance of 1,891,027 shares of our common stock, or approximately 22% of our outstanding securities. Similarly, the stock common stock issuances that may be required in connection with the Series A Preferred Stock conversions could result in the issuance of 3,788,000 shares of common stock, or approximately 44.2% (assuming $2.50 per share) of our outstanding securities. Finally, if combined, these issuances could result in a total of 5,679,022 shares, or approximately 38.7% of our outstanding securities, being issued and, therefore, require shareholder approval prior to such potential issuances.

Troy H. Lowrie, our Chairman and the beneficial holder of approximately 62% of our securities, irrevocably agreed to vote all shares of voting securities over which he has voting control in favor of this Proposal.

Vote Required and Board Recommendation

Proposal 3 must be approved by the affirmative vote of the holders of a majority of the votes at the Annual Meeting at which a quorum is present and voting, in person or by proxy. Our Board unanimously recommends a vote FOR the ratification of this Proposal 3.

Proposal 4

To Approve the 2004 Stock Option and Appreciation Rights Plan

On September 8, 2004, our Board recommended approval of the 2004 Stock Option and Appreciation Rights Plan (2004 Plan) a copy of which is attached as Appendix C to this proxy statement.

Purpose

The purpose of the 2004 Plan is to induce our officers, directors, employees and consultants or any of our subsidiaries who are in positions to contribute materially to our growth and prosperity to remain with us by offering these individuals incentives and rewards in recognition of their contributions to our company. The 2004 Plan applies to all grants of stock options and stock appreciation rights (SARs) granted on or after the date the 2004 Plan is approved or adopted by our directors unless otherwise indicated.

Eligibility and Award Types

Under the 2004 Plan, we may issue options which will result in the issuance of up to an aggregate of 1,000,000 shares of our common stock. The 2004 Plan provides for options which qualify as incentive stock options (Incentive Options) under Section 422 of the Code, as well as the issuance of non-qualified options (Non-Qualified Options). The shares issued by our company under the 2004 Plan may be either treasury shares or authorized but unissued shares as our Board may determine from time to time. Also, we may grant Non-Qualified Options and SARs only to those of our officers, directors, employees and consultants who are not our employees or those of any of our subsidiaries as selected by the Board or the Board’s committee. The 2004 Plan also provides for Incentive Options, which are available only to officers, directors (who are also employees) and employees of the company or its subsidiaries as selected by our Board or appointed by a Board committee.

Administration

Options granted under the 2004 Plan must be evidenced by a stock option agreement in a form consistent with the provisions of the 2004 Plan. In the event that employment or service

v

provided by a 2004 Plan participant is terminated for cause, any vested or unvested options, rights to any options, or SARs of the 2004 Plan participant will terminate immediately regardless of whether the option is qualified or non-qualified. In the event a 2004 Plan participant is terminated for any reason other than for cause, death or disability, any non-qualified or qualified options, options rights or SARs held by the 2004 Plan participant may be exercised for three months after termination or at any time prior to the expiration of the of the option, whichever is shorter, but only to the extent vested on the termination date.

The price at which shares of common stock covered by the option can be purchased is determined by our Board; however, in all instances the exercise price is never less than the fair market value of our common stock on the date the option is granted. To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the 2004 Plan described above, the Incentive Option or Non-Qualified Option will expire as to the then unexercised portion. To exercise an option, the 2004 Plan participant must tender an amount equal to the total option exercise price of the underlying shares and provide written notice of the exercise to the company. The right to purchase shares is cumulative so that once the right to purchase any shares has vested, those shares or any portion of those shares may be purchased at any time thereafter until the expiration or termination of the Option.

Federal Income Tax Implications of the Plan

We believe that under current law the following federal income tax consequences generally would arise with respect to awards under the Plan.

With respect to awards that result in a transfer to the participant of cash or shares or other property, if no restriction on transferability or substantial risk of forfeiture applies to the transferred amounts, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received at the time received. If we grant an award of deferred stock or permit the participant to elect to defer receipt of cash or shares under a Plan award, the participant will defer the time he or she becomes subject to income tax, and our right to claim a tax deduction will be likewise deferred. If a restriction on transferability and substantial risk of forfeiture applies to shares or other property transferred to a participant under an award (such as, for example, restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, we generally can claim a tax deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.

Vote Required and Board Recommendation

Proposal 4 must be approved by the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting at which a quorum is present and voting, in person or by proxy. Our Board unanimously recommends a vote FOR the approval of this Proposal 4.

Other Proposed Action

Our Board does not intend to bring any other matters before the Annual Meeting, nor does the Board know of any matters that other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board.

Shareholder Proposals and Submissions

We presently intend to hold our next Annual Meeting on or about June 15, 2006. A proxy statement and notice of this meeting will be mailed to all shareholders approximately a month prior to that date. Proposal of a shareholder must be received at our principal executive offices located in Lakewood, CO no later than 120 days prior to the first anniversary of the date of this proxy statement (Deadline); provided, however, that in the event that the date of the meeting is advanced by more than 30 days from the date of the 2005 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the Deadline will be considered untimely and will not be included in the proxy statement for the 2006 Annual Meeting. The SEC rules establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. The rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making stockholder proposals may be obtained by contacting our Corporate Secretary at our executive offices.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

VCG HOLDING CORP.

By:	/s/ Mary Bowles-Cook
Secretary

Appendix A

Audit Committee Charter

Appendix B

Nominating Committee Charter

Appendix C

2004 Stock Option and Appreciation Rights Plan

Appendix A

VCG HOLDING CORP.

AUDIT COMMITTEE CHARTER

(as amended, restated, and adopted by the

Audit Committee and Board of Directors on December 6, 2004

ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall consist of at least three independent members of the Board of Directors, who serve at the pleasure of the Board. The Board of Directors shall designate the Audit Committee members and the Committee Chair. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Committee members.

Members of the Audit Committee should be considered independent if they have no relationship to the corporation which may interfere with the exercise of their independent judgment. One director who has such a relationship which could interfere with the exercise of their independent judgment (the “non-independent director), may be appointed to the Audit Committee, if the Board under exceptional and limited circumstances determines that membership on the Committee by the individual is required by the best interest of the corporation and its shareholders, and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination; provided, however, that the non-independent director may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee: (a) accept directly or indirectly any consulting, advisory, or other compensatory fee from the corporation or any subsidiary thereof, provided that, unless the rules of the American Stock Exchange (“AMEX”) provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the corporation (provided that such compensation is not contingent in any way on continued service); or (b) be an affiliated person of the corporation or any subsidiary thereof.

The following are examples of relationships which members of the Audit Committee may have which may interfere with the exercise of their independence from management and the corporation:

1.	A director being employed by the corporation or any of its affiliates for the current year or any of the past three years, other than prior employment as an interim Chairman of the Board or CEO;

2.	A director or immediate family member of the director accepting any compensation in excess of $60,000 from the corporation or any of its affiliates other than compensation set forth under Section 121A(b)(1)-(9) of the AMEX Company Guide;

3.	A director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer;

4.	A director being a partner in, or a controlling shareholder or an executive officer of, any for profit business organization to which the corporation made, or from the which the corporation received payments that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

5.	A director or immediate family member of such director being employed as an executive of another company where any of the corporation’s executives during the most recent three fiscal years served on that company’s compensation committee.

6.	A director who is, or has an immediate family member who is, a current partner of the corporation’s outside auditor, or was a partner or employee of the corporation’s outside auditor who worked on the corporation’s audit at any time during any of the past three years.

MEETINGS

The Audit Committee must meet at least four times annually and may meet more frequently as circumstances may require. The Audit Committee should meet at least annually with management, independent accountants and internal auditors, in separate executive sessions to discuss any matters that the Audit Committee or each of the entities believe should be discussed privately. Agendas for Audit Committee meetings must be approved in advance by a majority of the members of the Audit Committee. Special meetings of the Audit Committee outside of those regularly scheduled may only be called with the prior approval of a majority of the members of the Audit Committee.

DIRECTOR QUALIFICATIONS

All members of the Committee shall be able to read and understand fundamental financial statements, including the corporation’s balance sheet, income statement, and cash flow statement. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the corporation or an outside consultant. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, the Audit Committee will endeavor to have one member who will be deemed to be an “audit committee financial expert”, as that term is defined by the Securities and Exchange Commission (“SEC”).

STATEMENT OF POLICY - PURPOSE

The Audit Committee shall assist the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, investment community, the public and any governmental body relating to corporate accounting, reporting practices of the corporation, the quality and integrity of the financial reports, legal compliance and ethics that management of the corporation and the Board have established. It is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, the internal auditors and the financial management of the corporation to encourage continuous improvement of and adherence to the corporation’s policies, procedures and practices.

RESPONSIBILITIES AND DUTIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, to best react to changing conditions and ensure the directors and shareholders that corporate accounting and reporting practices of the corporation are in accordance with all legal requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

1. Review and update this Charter annually.

2. Review and determine the selection of independent accountants to audit the financial statements of the corporation, its divisions and subsidiaries.

3. Review and approve fees and other compensation to be paid to the independent accountants.

4. Review and discuss with the independent accountants all significant relationships the accountants have with the corporation to verify the accountants’ independence.

5. Review the performance of the independent accountants and approve any discharge of the independent accounts when circumstances so warrant.

6. Meet with the independent accountants and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

7. At the conclusion of the audit, meet with the independent accountants to review the audit, their comments and recommendations.

8. Review with the independent accountants, the corporation’s internal auditor, and financial and accounting personnel, the integrity, adequacy and effectiveness of the accounting and financial controls of the corporation, and its internal and external financial reporting practices and processes and receive and review any recommendations for the improvement of such internal control procedures, reporting practices and processes or areas where new or more detailed controls or procedures are desirable.

9. Review the internal audit function of the corporation including the internal auditor, independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

10. Receive and review a summary of findings from completed internal audits.

11. Review and meet separately with management, independent accountants, and internal auditors to discuss any significant difficulties encountered during the course of the audits, including but not limited to restrictions on scope of work, access to information, disagreements among management, independent accountants and internal auditors in connection with preparation of financial statements, and any change in accounting principles.

12. Meet separately with internal auditors and independent accountants, without members of management present to discuss independent accountants’ or internal auditors’ evaluation of the corporation’s financial, accounting and auditing personnel, cooperation received during the audit, and any matters which may be brought to the attention of the Audit Committee.

13. Review with financial management of the corporation and the independent auditor their qualitative judgments about the appropriateness of the accounting principles and financial disclosure practices used or proposed to be adopted by the AICPA about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

14. Review the financial statements contained in the annual report to shareholders and all quarterly reports with management and the independent accountants to determine that the independent accountants are satisfied with the disclosure and content of the financial statements to be presented to shareholders.

15. Prepare a report, as prescribed by SEC Rules, to be included in the corporation’s annual proxy or information statement, stating, among other things:

(a) whether the Committee has reviewed and discussed the audited financial statements with management;

(b) whether the Committee has discussed with the independent accountant the matters required to be discussed by SAS 61, as modified or supplemented;

(c) whether the Committee has received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and

(d) whether the Committee has discussed with the independent accountant the independent accountant’s independence;

(e) whether, based upon the review and discussions in subparagraphs (a) through (d), above, the Committee recommended to the board that the audited financial statements be included in the corporation’s annual report for the last fiscal year for filing with the SEC; and

(f) the name of each member of the Committee below the above information in the Report.

16. Consult with the independent accountant to ensure that the independent accountant reviews the financial information included in the corporation’s quarterly reports prior to the corporation’s filing such reports with the SEC.

17. Review accounting and financial human resources and succession planning within the corporation.

18. Establish, review and update a code of ethical conduct applicable to the accounting and financial personnel of the corporation and ensure management has established a system to enforce such code.

19. Review management’s monitoring of the corporation’s compliance with such code of ethical conduct and ensure that a proper review system is in place to satisfy legal reporting requirements.

20. Review with the corporation’s legal counsel any compliance matter, including corporate securities trading, or any legal matter which could have significant impact on the corporation’s financial statements.

21. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

22. Investigate any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

23. Perform any other activities consistent with this Charter, the corporation’s by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

24. Establish written procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by corporation employees of concerns regarding questionable accounting or auditing matters.

AUTHORITY TO ENGAGE ADVISORS; FUNDING

The Audit Committee shall engage such independent legal counsel and such accounting or other expert advisors as the Audit Committee deems necessary to carry out its duties. The Audit

Committee shall receive appropriate funding, as determined by the Audit Committee, from the corporation for payment of (a) compensation to the corporation’s independent external auditors (or other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the corporation), (b) compensation to the outside legal, accounting or other expert advisors employed by the Audit Committee in the fulfillment of its duties and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties. The Audit Committee has sole authority to approve the fees and other retention terms of such legal, accounting and other expert advisors.

Appendix B

VCG HOLDING CORP.

NOMINATING COMMITTEE CHARTER

(as amended, restated, and adopted by the

Nominating Committee and Board of Directors on December 6, 2004

The purpose of the Nominating Committee of the Board of Directors is to:

1.	Identify and recommend to the Board for election and/or appointment qualified candidates for membership on the Board and the committees of the Board.

2.	Propose a slate of candidates for election as Directors at each annual meeting.

The Committee shall consist of such number of directors as may be designated from time to time by the Board, each of whom shall be independent of the management of the corporation and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members.

Members of the Committee should be considered independent if they have no relationship to the corporation which may interfere with the exercise of their independent judgment. One director who has such a relationship which could interfere with the exercise of their independent judgment, and who is not a current employee or an immediate family member of a current employee, may be appointed to the Committee, if the Board under exceptional and limited circumstances determines that membership on the Committee by the individual is required by the best interest of the corporation and its shareholders, and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

The following are examples of relationships which members of the Committee may have which may interfere with the exercise of their independence from management and the corporation:

1.	A director being employed by the corporation or any of its affiliates for the current year or any of the past three years, other than prior employment as an interim Chairman of the Board or CEO;

2.	A director or immediate family member of the director accepting any compensation in excess of $60,000 from the corporation or any of its affiliates other than compensation set forth under Section 121A(b)(1)-(9) of the AMEX Company Guide;

3.	A director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer;

4.	A director being a partner in, or a controlling shareholder or an executive officer of, any for profit business organization to which the corporation made, or from the which the corporation received payments that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

5.	A director or immediate family member of the director being employed as an executive of another company where during the most recent three fiscal years any of the corporation’s executives served on that company’s compensation committee.

6.	A director who is, or has an immediate family member who is, a current partner of the corporation’s outside auditor, or was a partner or employee of the corporation’s outside auditor who worked on the corporation’s audit at any time during any of the past three years.

The Board may at any time and in its complete discretion remove any member of the Committee and may fill any vacancy in the Committee. The Committee may seek the assistance and counsel of outside advisors at the corporation’s expense, as the Committee determines is appropriate.

In addition to the purposes set forth above, the primary responsibilities of the Committee shall be to:

1.	Develop and recommend to the Board criteria for selecting new Directors and qualifications for members of the committees of the Board.

2.	Select, or recommend for the Board’s selection, individuals for nomination to the Board of Directors.

2.	Review and periodically make recommendations to the Board concerning the composition, size, structure and activities of the Board and the committees of the Board.

3.	Oversee the evaluation of the Committee and the Board.

4.	Annually assess and report to the Board on the performance and effectiveness of the Board, the Committee and the other committees of the Board.

5.	Review conflicts of interest of Directors, senior executives and consider waivers or other action related thereto.

6.	Review this Charter on an annual basis and update it as appropriate, and submit it for the approval of the Board when updated.

7.	Undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.

The Committee shall meet at least two (2) times each year, or more frequently as circumstances require. The timing of the meetings shall be determined by the Committee and the Board. A majority of the total number of members shall constitute a quorum of the Committee. A majority of the members of the Committee shall be empowered to act on behalf of the Committee. Minutes shall be kept of each meeting of the Committee.

Appendix C

VCG HOLDING CORP.

2004 STOCK OPTION AND APPRECIATION RIGHTS PLAN

(As adopted on September 8, 2004)

ARTICLE I

ESTABLISHMENT AND PURPOSE

Section 1.1 VCG HOLDING CORP., a Colorado corporation (the “Company”), hereby establishes a stock option plan to be named the 2004 Stock Option and Appreciation Rights Plan (the “Plan”).

Section 1.2 The purpose of the Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company’s prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company’s progress, and to encourage such persons to continue to promote the best interests of the Company. The Plan provides for the grant of options to purchase shares of common stock of the Company, par value U.S. $0.0001 per share (the “Common Stock”), which qualify as incentive stock options (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to be issued to such persons who are employees or officers, as well as options which do not so qualify (“Non-Qualified Options”) to be issued to officers, directors, employees and consultants. The Plan also provides for grants of stock appreciation rights (“Rights”) in connection with the grant of options under the Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the “Options” as the context may require.

Section 1.3 All stock options granted by the Company on or after the date that this Plan has been approved and adopted by the Company’s stockholders shall be governed by the terms and conditions of this Plan unless the terms of such option specifically indicate that it is not to be governed by this Plan.

ARTICLE II

ADMINISTRATION

Section 2.1 All determinations under the Plan concerning the selection of persons eligible to receive awards under the Plan and with respect to the timing, pricing and amount of a grant or award under this Plan shall be made by the administrator (the “Administrator”) of the Plan. The Administrator shall be the Company’s Board of Directors (the “Board”). With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

Section 2.2 The provisions of this Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder (“Section 422”). In the event any future statute or regulation shall modify Section 422, this Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Incentive Option granted pursuant to this Plan outstanding and unexercised at the time that any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee. Any stock option agreement relating to an Incentive Option shall provide that the Optionee hold his stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of the exercise of such Incentive Option absent the written approval, consent or waiver of the Administrator.

Section 2.3 If any provision of this Plan is determined to disqualify the shares of Common Stock purchasable pursuant to the Incentive Options granted under this Plan from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify the shares of Common Stock for said tax treatment.

Section 2.4 The Company shall grant Incentive Options and Non-Qualified Options, and Rights under the Plan in accordance with determinations made by the Board pursuant to the provisions of the Plan. All Options granted pursuant to the Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board shall have plenary discretion, subject to the express provisions of this Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether stock appreciation rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The interpretation and construction of any provisions of the Plan by the Administrator (unless otherwise determined by the Board) shall be final, conclusive and binding upon all persons.

Section 2.5 No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. A member of the Administrator shall be indemnified by the Company, pursuant to the Company’s By-Laws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies due to such member’s participation in the administration of the Plan.

ARTICLE III

TOTAL NUMBER OF SHARES TO BE OPTIONED

Section 3.1 There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this Plan an aggregate of 1,000,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued by the Company under the Plan may be either issued shares reacquired by the Company at any time or authorized but unissued shares, as the Board from time to time may determine.

Section 3.2 In the event that any outstanding Options under the Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to stock appreciation rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are paid to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares may again be available for transfer under the Plan.

Section 3.3 No Options shall be granted pursuant to this Plan to any Optionee after the tenth anniversary of the earlier of the date that this Plan is adopted by the Board or the date that this Plan is approved by the Company’s stockholders.

ARTICLE IV

ELIGIBILITY

Section 4.1 Non-Qualified Options may be granted pursuant to this Plan only to officers, directors, employees and consultants who are not employees of the Company or any of its subsidiaries at the discretion of the Administrator. Incentive Options may be granted pursuant to this Plan only to officers, directors (who are also employees), and employees of the Company or any of its subsidiaries at the discretion of the Administrator. Persons granted Options pursuant to this Plan are hereinafter referred to as “Optionees.” For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Administrator may determine in its sole discretion that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this Plan.

Section 4.2 The Administrator will, in its discretion, determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which they may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of the Plan.

ARTICLE V

TERMS AND CONDITIONS OF OPTIONS

Section 5.1 Each Option granted under the Plan shall be evidenced by a Stock Option Certificate and Agreement in a form not inconsistent with the Plan, provided that the following terms and conditions shall apply:

(a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the Option price for any Incentive Option shall not be less than the “fair market value” of the Common Stock at the time of grant. Notwithstanding the foregoing, if an Incentive Option to purchase shares is granted pursuant to this Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than 10% of the voting power of all classes of capital stock of the Company or its parent or subsidiary, not including the stock obtainable under the Option, the minimum exercise price of such Option shall be not less than 110% of the “fair market value” of the shares of Common Stock on the date of grant in accordance with Section 5.1(b) below.

(b) The “fair market value” shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the Common Stock is not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the common stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the common stock in arms-length transactions; or (ii) if the Common Stock is not then listed and traded upon a recognized securities exchange or quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), and there are reports of stock prices by a recognized quotation service, upon the basis of the mean between the closing bid and asked quotations for such stock on the date of grant as reported by a recognized stock quotation service, or, if there are no bid or asked quotations on that day, then upon the basis of the mean between the bid and asked quotations for such stock on the date nearest preceding that day; or (iii) if the Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on Nasdaq, upon the basis of the mean between the highest and lowest selling prices at which shares of the Common Stock were traded on such recognized securities exchange on that date or, if the Common Stock was not traded on such date, upon the basis of the mean of such prices on the date nearest preceding that date. In the absence of any of the above-referenced evidence of fair market value, the Administrator shall consider such other factors relating to the fair market value of the Common Stock as it shall deem appropriate.

(c) For the purpose of determining whether an Optionee owns more than 10% of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a stockholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

(d) Notwithstanding any other provision of this Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds US$100,000, such Options shall be treated as Non-Qualified Options.

(e) An Optionee may, in the Administrator’s discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided that non-employees are not eligible to receive Incentive Options.

(f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a 10% or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

(g) Any Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee’s lifetime only by the Optionee.

(h) At least six months shall elapse from the date on which an Option is granted to a director, officer or beneficial owner of more than 10% of the outstanding common stock under this Plan by the Administrator to the date on which any share of common stock underlying such Option is sold or any Right associated with such Option is exercised, unless the Administrator otherwise consents in writing.

(i) In the event that stockholder approval of the Plan is not obtained within one year of the adoption of the Plan by the Board or within such other time period required under Section 422 and the regulations thereunder, all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

(j) The Administrator may impose such other conditions with respect to the exercise of options, including without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

ARTICLE VI

EMPLOYMENT OR SERVICE OF OPTIONEE

Section 6.1 If the employment or service of an Optionee is terminated for cause, the Option and Rights, if any, of such Optionee, both accrued and future, under any then outstanding

Non-Qualified or Incentive Option shall terminate immediately. Unless the Administrator determines to define “cause” differently and such definition is set forth in the Stock Option Certificate, “cause” shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of customer information and/or lists, confidential or proprietary information of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of “cause” shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

Section 6.2 If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Option and Rights, if any, of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

Section 6.3 In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the Option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

Section 6.4 In the event of the death of an Optionee, the Option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option, and Rights, if any, at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

Section 6.5 In addition to the requirements set forth in the Plan, the Administrator may set such other targets, restrictions or other terms relating to the employment or service of the Optionee, including but not limited to a requirement that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option, and/or Rights, if any, granted to any Optionee.

Section 6.6 Options and/or Rights, if any, granted under the Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

Section 6.7 Nothing contained in the Plan, or in any Option and/or Rights, if any, granted pursuant to the Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee’s employment or service or change the Optionee’s compensation at any time.

ARTICLE VII

PURCHASE OF SHARES

Section 7.1 Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the total exercise price of the shares with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares shall be cumulative so that, once the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with the Plan, as to the remaining number of shares subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his Option by tendering to the Company shares of the common stock of the Company or Options to purchase shares of Common Stock of the Company owned by him and having an aggregate fair market value at least equal to the total exercise price. The fair market value of any shares of common stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof. The fair market value of any Options tendered as consideration for an Option exercise shall be determined by subtracting the Option exercise price per share from the fair market value of a share of Common Stock and multiplying that difference by the number of shares to which the surrendered Option relates.

Section 7.2 Except as provided in Article VI, an Option may not be exercised unless the holder thereof is an officer, director, employee or consultant of the Company at the time of exercise.

Section 7.3 No Optionee, or optionee’s executor, administrator, legatee, distributee or other permitted transferee, shall be deemed to be a holder of any shares subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.

Section 7.4 If (i) the listing, registration or qualification of the Options issued hereunder, or of any securities that may be purchased upon exercise of such Options (the “Subject Securities”) upon any securities exchange or quotation system, or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

Section 7.5 An Optionee may be required to represent to the Company as a condition of his exercise of Options issued under this Plan: (i) that the Subject Securities acquired upon Option exercise are being acquired by him for investment and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended, (the “Securities Act”) or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of the Plan and the subject Option.

Section 7.6 The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the Right to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of the Company’s stock valued at the then fair market value, or a combination thereof as determined by the Board) equal to the difference between the then fair market value of the shares issuable upon the exercise of the Option or portions thereof surrendered and the Option price payable upon the exercise of the Option or portions thereof surrendered (the “Spread”). Such Rights may be included in an Option only under the following conditions: (a) the Rights will expire no later than the expiration of the underlying Option; (b) the Rights may be for no more than 100% of the Spread; (c) the Rights are transferable only when the underlying Option is transferable, and under the same conditions; (d) the Rights may be exercised only when the underlying Option is eligible to be exercised; (e) the Rights may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option; and (f) any Rights granted to an Optionee shall be subject to all terms, conditions and provisions governing the Options, as expressed in the Plan and in the Option agreement issued to such Optionee pursuant to the Plan.

Section 7.7 An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a “cashless exercise” shall be approved in advanced by the Administrator.

ARTICLE VIII

CHANGE IN NUMBER OF OUTSTANDING SHARES OF

STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

Section 8.1 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment may be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under the Plan, including the maximum number that may be granted to any one person. In addition, the Administrator may make appropriate adjustments in the number and kind of shares as to which outstanding Options, and, to the extent granted, Rights in connection therewith, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee’s proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option, and to the extent granted, Rights in connection therewith, and with a corresponding adjustment in the Option price per share. Any such adjustment made by the Administrator shall be conclusive.

Section 8.2 The grant of an Option, and any Rights granted in connection therewith, pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

Section 8.3 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options, and any Rights granted in connection therewith, hereunder are changed into or exchanged for cash or property or securities not of the Company’s issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, the Plan shall terminate, and all Options, and any Rights granted in connection therewith, theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options, and/or any Rights granted in connection therewith, theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options, and/or any Rights granted in connection therewith, theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options, and/or any Rights granted in connection therewith, shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable; except that the exercise of any Rights after such termination shall be allowed solely at the discretion of the Board.

ARTICLE IX

DURATION, AMENDMENT AND TERMINATION

Section 9.1 The Board of Directors may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to Section 422(b)(2) of the Code, no Incentive Option may be granted pursuant to this Plan more than ten years from the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

ARTICLE X

RESTRICTIONS

Section 10.1 Any Options and any shares of Common Stock issued pursuant to the Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Board, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof or any other applicable law. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine, including but not limited to provisions which allow the Company to reacquire such shares at their original purchase price if the Optionee’s employment terminates within a stated period after the acquisition of such shares. By accepting an award pursuant to the Plan each Optionee shall thereby agree to any such restrictions.

Section 10.2 Any certificate issued to evidence shares issued pursuant to an Option shall bear such legends and statements as the Board or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares will be delivered under the Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Board or counsel to the Company deems necessary or advisable.

ARTICLE XI

FINANCIAL ASSISTANCE

Section 11.1 The Company is vested with authority under this Plan, at the discretion of the Board, to assist any employee of the Company to whom an Option is granted hereunder in the payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board. Any such assistance shall be made pursuant to and shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, the Sarbanes-Oxley Act of 2002 and rules and regulations promulgated thereunder, and any other applicable law, rule or regulation.

ARTICLE XII

APPLICATION OF FUNDS

Section 12.1 The proceeds received by the Company from the sale of stock pursuant to the Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board.

ARTICLE XIII

EFFECTIVENESS OF PLAN

Section 13.1 This Plan shall become effective upon adoption by the Board, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3. This Plan must be approved by the Company’s stockholders in accordance with the applicable provisions (relating to the issuance of stock or Options) of the Company’s governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company’s outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of the Plan by the Board or within such other time period required under Section 422 and the regulations thereunder, this Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

*****

PROXY

ANNUAL MEETING OF SHAREHOLDERS

OF

VCG HOLDING CORP.

JULY 29, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Troy H. Lowrie and Donald W. Prosser and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held on July 29, 2005 at 10:00 a.m. local time at VCG Holding Corp. 390 Union Blvd., Suite 540, Lakewood, CO 80228, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.	TO ELECT DIRECTORS, EACH TO SERVE UNTIL THE NEXTANNUAL MEETING OF SHAREHOLDERS OR HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

☐	FOR THE NOMINEES LISTED BELOW

☐	WITHHOLD AUTHORITY to vote for the nominee listed below

☐	FOR ALL EXCEPT (See instructions below)

(INSTRUCTION:	To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: ●)

	O Troy H. Lowrie	O Micheal L. Ocello	O Martin A. Grusin
	O Robert J. McGraw, Jr.	O Rand E. Kruger
	O Allan S. Rubin	O Edward Bearman

2.	TO RATIFY THE APPOINTMENT OF CAUSEY DEMGEN AND MOORE, INC. AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO APPROVE ADDITIONAL ISSUANCES OF VCG HOLDING’S SECURITIES.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO APPROVE THE 2004 STOCK OPTION AND APPRECIATION RIGHTS PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Dated:
Signature

Dated:
Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.